EXHIBIT 32.2

CERTIFICATION OF PRESIDENT PURSUANT TO TITLE 18,

UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Walter T. Erazmus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Gibraltar Steel Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003 fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Gibraltar Steel Corporation.

/s/ Walter T. Erazmus
Walter T. Erazmus
President October 30, 2003

A signed original of this written statement required by Section 906, or other document authenticating acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Gibraltar Steel Corporation and will be retained by Gibraltar Steel Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.